EXHIBIT 4.5

WARRANT EXERCISE OR EXCHANGE AGREEMENT

THIS WARRANT EXERCISE OR EXCHANGE AGREEMENT (the “Agreement”) is dated as of October 21, 2009, among HepaLife Technologies, Inc., a Florida corporation (the “Company”) and the holders identified on Schedule A hereto (each a “Holder” collectively the “Holders”).

WHEREAS, pursuant to the terms of the Subscription Agreements dated as of May 23, 2008 between the Company and each of the Holders (the “Subscription Agreements”), the Warrant Holders purchased an aggregate of 12,989,830 Series C Warrant (the “Series C Warrants”) to purchase an additional share of our common stock (the “Warrant Shares”), at an exercise price of $0.34 per share (the “Exercise Price”).

WHEREAS, the Company and Holders desire to Exercise or exchange the Series C Warrant on the terms set forth in this Agreement.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Subscription Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

ARTICLE I

EXERCISE OR EXCHANGE

1.1         Holder’s Option.

              (a)           Each Holder agrees to either: (i) exchange all Series C Warrants for shares of the Company’s common stock, on the basis of one (1) share of common stock (“Exchange Shares”) for every two (2) shares of the Company’s common stock purchasable by such Holder pursuant to the Series C Warrants (the “Securities Exchange Option”).  No fractional shares shall be issued in exchange for the Series C Warrants; or (ii) exercise all of its respective Series C Warrants to purchase the Company’s common stock (the “Exercise Shares”) at a reduced exercise price of $0.10 per Warrant Share (the “Warrant Exercise Option”). The Exchange Shares and the Warrant Shares are sometimes herein referred to as the “Securities.”

                (b)             Each Holder shall make its election as to which option it wishes to exercise on the signature page hereto.

1.2          The Closing

Upon satisfaction of the conditions set forth in Sections 1.3, the Closing shall occur at the offices of Sierchio & Company, LLP, 430 Park Avenue, New York, NY or such other location as the parties shall mutually agree.  The date of the Closing is hereinafter referred to as the “Closing Date.”  The Closing shall occur no later than October 31, 2009.  The Closing date shall be established by the Company and notice thereof given to the Holder.

1.3                Deliveries

(a)           Warrant Exercise Option.

             (i)            On the Closing Date, the Company shall deliver or cause to be delivered to each Holder having elected to effect the Warrant Exercise Option certificate(s) evidencing the Exercise Shares registered in the name of such Holder.

             (ii)            On or prior to the Closing Date, each Holder having elected to effect the Warrant Exercise Option shall deliver or cause to be delivered to the Company the following:

(1)         the total purchase price for the exercise of the Class C Warrants at the reduced Exercise Price; and

(2)         such Holder’s Series C Warrant.

                                (b)           Securities Exchange Option

             (i) On the Closing Date, the Company shall deliver or cause to be delivered to each Holder having elected to effect the Securities Exchange Option certificate(s) evidencing the Exchange Shares registered in the name of such Holder.

                                (ii)  On or prior to the Closing Date, each Holder having elected to effect the Securities Exchange Option shall deliver or cause to be delivered to the Company such Holder’s Series C Warrant.

1.4                Termination

This Agreement shall be null and void if it is not executed, delivered and countersigned by the Company and  each Holder no later than 5:00 pm (EDST) on October 31, 2009 (the “Expiration Date”).  The Exchange Shares and Warrant Shares will not be delivered upon the execution of this Agreement. The Company’s obligations hereunder are further subject to the satisfaction by all of the Holders of the delivery requirements set forth in Section 1.3 hereof.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1          Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Purchaser:

(a)                 The Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors’ rights generally, and by legal and equitable limitations on the availability of specific remedies.

(b)                 The execution, delivery and performance by the Company of this Agreement and consummation by the Company of the transactions contemplated hereby do not and will not: (i) violate the organizational documents of the Company, (ii) violate any decree or judgment of any court or other governmental authority applicable to or binding on the Company; (iii) violate any provision of any federal or state statute, rule or regulation which is, to the Company’s knowledge, applicable to the Company; or (iv) violate any contract to which the Company or any of its assets or properties are bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of , any agreement, indenture or instrument to which Company is a party.  No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby.

(c)                 The Exchange Shares and Warrant Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens.

(d)                 The Warrant Shares are subject to the Company’s registration statement (SEC File No. 333-160472) as filed with the Securities and Exchange Commission (the “Commission”), which the Company agrees to maintain current for a period of six months following the Closing Date, and with respect to which agrees to file, if required, a post effective amendment reflecting the re-pricing of Exercise Price in accordance with this Agreement.

(e)                 The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act

(f)                  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates or as subsequently amended, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or subsequent amendment.  Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g)                 The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(h)                 Neither the Company nor any other Person acting on its behalf, will provide any Holder or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Holder shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Holder shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

(i)                   Assuming the accuracy of each of the representations and warranties set forth in Section 2.2 of this Agreement, the securities to be issued pursuant to this Agreement are exempt from the registration requirements of the Securities Act.

2.2                Representations and Warranties of the Holders.  Each Holder for itself only hereby represents, warrants and agrees as of the date hereof:

                (a)           The Holder has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by the Holder and constitutes the legal, valid and binding obligation of such Holder, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

                (b)           The execution, delivery and performance by such Holder of this Agreement and consummation by the Holder of the transactions contemplated hereby do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on the Holder; (ii) violate any provision of any federal or state statute, rule or regulation which is, to the Holder’s knowledge, applicable to the Holder; or (iii) violate any contract to which the Holder is a party or by which such Holder or any of its respective assets or properties are bound.  No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by the Holder of this Agreement.

            (c)        The Holder is an “accredited investor.”

                (d)           The Holder is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire securities pursuant to this Agreement, and acknowledges that following the Closing, the Company may complete such transactions, including, but not limited to  mergers, acquisitions and financings all on terms and conditions which the Company in its sole discretion deem acceptable or advisable, the effect of some or all of which will be a dilution of such Holder’s equity ownership in the Company.

                (e)           The Holder is acquiring the Exchange Shares or Warrant Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that except as provided below in paragraph (h) of this section, by making the representations herein, such Holder does not agree to hold the Exchange Shares or Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(f)                  The Holder has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(g)                 Other than consummating the transactions contemplated hereunder, Holder has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Holder, executed any purchases or sales, including short sales, of the securities of the Company during the period commencing from the time that such Holder first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof. Notwithstanding the foregoing, in the case of a Holder that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Holder’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Holder’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the securities covered by this Agreement.

(h)                 The Securities issued pursuant to this Agreement shall bear a legend substantially as follows:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.

                (i)            The Exchange Shares shall be deemed “restricted” securities within the meaning of Rule 144 (as defined below) and shall bear the forgoing legend for a period of six months following the Closing Date. For two years from the date of this Agreement, the Company covenants that it will file the reports required to be filed under the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c) promulgated under the Securities Act), and it will take such further action as the Holder may reasonably request, or to the extent required from time to time to enable the Holder to sell its Securities without registration under the Securities Act within the limitation of the exemption provided by and to the extent applicable (a) Rule 144 under the

Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission (collectively, “Rule 144”).

ARTICLE III

MISCELLANEOUS

3.1          Entire Agreement; Amendments.  The Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

3.2          Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holders or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

3.3          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

3.4          No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

3.5          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

3.6          Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                                3.7          Severability.  In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.8          Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company to: 60 State Street, Suite 700, Boston, MA 02109 and (ii) if to the Holders to the addresses set forth on signature pages hereto.

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

HepaLife Technologies, Inc.

By: ___________________________________

Name: Frank Menzler

Title: Chief Executive Officer and President

SIGNATURE PAGES FOR HOLDERS ON FOLLOWING PAGES

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	ALPHA CAPITAL ANSTALT

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above and further elects to (mark one):

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	MICHAEL & BETSY BRAUSER TBE

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	BRIO CAPITAL L.P.

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	CHASE MORTGAGE, INC.

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	CHESTNUT RIDGE PARTNERS, LP

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	ROBERT S. COLMAN TRUST UDT 3/13/85

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	CRANSHIRE CAPITAL LP

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	GRQ CONSULTANTS INC. 401K

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	IRA FBO JOHN P. O’SHEA PERSHING LLC AS CUSTODIAN

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	MELECHDAVID INC.

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	PALLADIUM CAPITAL ADVISORS, LLC

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	PERISCOPE PARTNERS L.P.

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	JOSEPH SIERCHIO

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	WHALEHAVEN CAPITAL FUND LIMITED

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the parties hereto have caused this WARRANT EXERCISE OR EXCHANGE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

[  ] Effect the Share Exchange; or

[   ] Effect the Warrant Exercise.

Name of Holder:	1420525 ALBERTA LTD.

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Holder:

Address for Delivery of Exchange Shares or Warrant Shares (if not same as address for notice):

[FINAL SIGNATURE PAGE]

Schedule A

Column 1	Column 2	Column 3	Column 4	Column 5
Warrant Holders	No. of Series C Warrants Owned	No. of Shares That Would be Received in the Share Exchange Option	No. of Shares That Would be Received in the Warrant Exercise Option	Aggregate Purchase Price in the Warrant Exercise Option

ALPHA CAPITAL ANSTALT	2,352,941	1,176,471	2,352,941	$235,294.10
MICHAEL & BETSY BRAUSER TBE	1,176,471	588,236	1,176,471	$117,647.10
BRIO CAPITAL L.P.	235,294	117,647	235,294	$23,529.40
CHASE MORTGAGE, INC.	350,000	175,000	350,000	$35,000.00
CHESTNUT RIDGE PARTNERS, LP	588,235	294,118	588,235	$58,823.50
ROBERT S. COLMAN TRUST UDT 3/13/85	706,000	353,000	706,000	$70,600.00
CRANSHIRE CAPITAL LP	352,941	176,471	352,941	$35,294.10
GRQ CONSULTANTS INC. 401K	2,352,941	1,176,471	2,352,941	$235,294.10
IRA FBO JOHN P. O’SHEA PERSHING LLC AS CUSTODIAN	590,000	295,000	590,000	$59,000.00
MELECHDAVID INC.	250,000	125,000	250,000	$25,000.00
PALLADIUM CAPITAL ADVISORS, LLC(	213,713	106,857	213,713	$21,371.30
PERISCOPE PARTNERS L.P.	294,118	147,059	294,118	$29,411.80
JOSEPH SIERCHIO	50,000	25,000	50,000	$5,000.00
WHALEHAVEN CAPITAL FUND LIMITED	1,411,764	705,882	1,411,764	$141,176.40
1420525 ALBERTA LTD.	2,065,412	1,032,706	2,065,412	$206,541.20

TOTAL	12,989,830	6,494,918.00	12,989,830	$1,298,983.00